EXHIBIT 10.3

                                ADDENDUM TO LEASE

         In confirmation of a verbal agreement reached between Gary L. Traywick, General Partner of T&L A Partnership (hereinafter referred to as Landlord) and Carrol L. Turner, an officer of Advanced Biosensor (hereinafter referred to as Tenant) on 20 April 2004, the Landlord and Tenant mutually agree to amend the original Lease Agreement by extending the term of the Lease for one year. The current expiration date of 30 October 2004 is hereby amended by this Addendum to a new expiration date of 31 October 2005.

         In consideration of this extension, Tenant agrees that all of the terms and conditions of the current Lease Agreement will remain in effect during the extension period, with the exception of the monthly rental which increases from $5,000 monthly to $5,900 monthly beginning with the November 2004 rental payment and continuing until expiration of this extension. Please sign and return one of the copies. Thanks.



/s/                                       /s/ Carroll L. Turner
-----------------------------------       -----------------------------------
Witness                                   Carrol L. Turner               Date
                                          Advanced Biosensor


/s/                                       /s/ Gary L. Traywick
-----------------------------------       -----------------------------------
Witness                                   Gary L. Traywick               Date
                                          General Partner
                                          T&L A Partnership

                                T&L A PARTNERSHIP

State of South Carolina
County of Richland

                                 LEASE AGREEMENT
                                 ---------------

         This Agreement, made this 18th day of October, 2001 by and between T&L A Partnership of South Carolina, hereinafter referred to as Landlord, and Advanced Biosensor, Inc., hereinafter referred to as Tenant.

                                   WITNESSETH

         That Landlord, for and in consideration of the rents, covenants and agreements herein contained to be paid and agreed to be performed by Tenant, does hereby warrant and lease to Tenant the following described property.

         PREMISES. All of that office space containing approximately 10,080 square feet as measured from the window surface of the outer building walls in the County of Richland, State of South Carolina, and hereinafter referred to as the "Leased Premises" located at No. 6 Woodcross Drive, Harbison Industrial Park, Columbia, SC 29212.

         TERM. The term of this Lease shall be for a period of three (3) years, commencing on the 1st day of November, 2001 and expiring on the last day of October, 2004.

         RENTAL. Tenant shall pay to Landlord promptly on the first day of each month in advance during the term of this Lease a monthly rental which shall be payable to T&L A Partnership (See Addendum "A"). In the event Tenant shall fail to pay any rental on the due date or within ten (10) days thereafter, late charges of six (6) percent of the monthly rental shall be added to the rental for each such late payment, and the same be treated as additional rent.

         NOTICES. Until otherwise notified in writing by Landlord, Tenant shall make payment of rental and give notices to Landlord at 1016 Calks Ferry Road, Lexington, SC 29072, attention of Gary L. Traywick, General Partner. Landlord shall give notices and other communications to Tenant by mailing same to:

                  Advance Biosensor, Inc.
                  No. 6 Woodcross Drive
                  Columbia, SC  29212

         SECURITY DEPOSIT. The Security Deposit of $6,720.00 not on deposit with the Landlord will be retained as security during the term of this Lease for the faithful performance and observance of Tenant of the terms of this Lease. In the event Tenant defaults with respect to any of the terms of this Lease including, but not limited to, the payment of rent, Landlord may use the whole or any part of the deposit to the extent required, but Tenant shall remain liable for any additional amounts due. If Tenant shall comply fully with all of the terms of this Lease, the security deposit shall be returned to

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

         Tenant upon the expiration of the lease term. In the event of the sale or lease of the property of which the leased premises are a part, Landlord shall have the right to transfer the unused security deposit to the new purchaser or lessee who shall be responsible to the Tenant for the security deposit and Landlord shall be released from all liability for its return.

         USE. The premises shall be used for the normal operating practices of Tenant's business, but shall not be used for any illegal purpose, nor in any way that would increase the rate of insurance or invalidate the insurance coverage on the premises, nor in any manner interfere with or infringe upon the rights of Landlord. Tenant shall at all times abide by the Rules and Regulations which are attached to and hereby expressly made a part of this Lease.

         1. IMPROVEMENTS. Landlord agrees to allow Tenant to make changes to interior floor plan of building with prior notification in writing as to extent and type of modification. Tenant agrees to return building and interior to original configuration or negotiated monetary settlement for reconfiguration if deemed necessary by Landlord, prior to release of responsibilities of this Lease. All additions, alterations, and improvement allowed by Landlord shall be deemed to be the property of the Landlord and shall not be removed by Tenant without Landlord's consent. All additions, alterations, and improvements to grounds and building shall be done at Tenant's expense.

         2. QUIET POSSESSION. Landlord warrants that is seized with good and sufficient title to the entire premises, and further covenants that if Tenant shall discharge the obligations herein set forth to be performed by Tenant, the Tenant shall have and enjoy the quiet and undisturbed possession of the leased premises without hindrance or interference from Landlord or any other person lawfully claiming by, through or under Landlord.

         3. SERVICES. Tenant shall provide at his own expense a HVAC service contract for all maintenance and repair of heating/cooling units. Tenant is responsible for all maintenance and repair of the interior and exterior of the building and grounds, with the exception of the roof and structural damage which shall remain the Landlord's responsibility. (See Addendum "A").

         4. PROPERTY TAXES, INSURANCE AND OPERATING EXPENSES. Landlord agrees to pay property taxes within fifteen (15) days or on before January 15 of each year of lease term. Tenant shall obtain property insurance in at least the same coverage as Landlord provided prior to lease, naming T&L as additional insured, and maintaining such coverage for the term of this Lease or extension.

         5. DAMAGE TO PREMISES. If the leased premises are damaged or destroyed by fire or other casualty, Landlord shall begin repair or restoration of the leased premises within sixty (60) days after the date full insurance is paid to Landlord and if not begun within this time period the Tenant shall have the option of terminating this Lease; provided, however, that if the said damage shall occur

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

                  within six (6) months of the expiration date of this Lease, Landlord shall have the right within fifteen (15) days to elect to terminate this Lease; and provided, further, that should the building in which the leased premises are located be damaged by fire or other casualty to such an extent that Landlord determines to discontinue the leasing of office space in the building, then Landlord shall have the right within fifteen (15) days to elect to terminate this Lease. If the damage or destruction to the leased premises was caused without fault of Tenant, the rental required by this Lease shall abate proportionately to the extent that the premises are untenable by Tenant. In the event of the termination of this Lease, the term hereby granted shall cease, rent shall be apportioned and paid to the date of such damage, and Tenant shall not be liable for any further rent after such termination. All furniture, trade fixtures, files and other property of Tenant located at the leased premises shall be at the sole risk of Tenant, and Landlord shall not in any way be liable for damage to such property of Tenant.

                  Except as may be otherwise be provided in this Lease, Landlord and Tenant mutually agree that in the event of loss or damage to the entire premises, the leased premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party, and to the extent possible without additional cost, each part shall obtain for each policy of such insurance provisions permitting waiver of any claim against the other party for loss or damage within the scope of its insurance, and each party to such extent permitted for itself and its insurers waives all such insured claims against the other party.

         6. MAINTENANCE AND REPAIRS. Tenant shall keep the leased premises in good care during the term of this Lease and shall surrender same with keys thereto at the end of the lease term in good and clean condition, reasonable wear and tear and damage by fire or other casualty excepted.

         7. RIGHT OF ENTRY. Landlord shall have the right to enter the leased premises at reasonable hours to examine the same, or to install plumbing, electrical, telephone or mechanical lines, or to make such repairs, additions or alterations as it shall deem necessary, or to exhibit the same to prospective purchasers, or to exhibit the premises beginning ninety (90) days prior to the expiration of the lease term to prospectives.

         8. ASSIGNMENTS. Landlord agrees that Tenant can assign or sublet in whole or in part any portion of the premises. Any assignee or sublessee must agree to abide by all of the terms of this Lease, and Tenant shall not be relieved from any of its obligations assumed under this Lease.

         9. SUBORDINATION. Tenant agrees that its rights under this Lease shall at all times by subordinated to the lien or any and all mortgages, ground or underlying leases, or to the lien resulting from any other method of financing or financing now or hereafter in force against the land and/or building of which the leased premises are a part provided that the mortgagee or other lienholder shall agree


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

                  that so long as the Tenant is not in default under the terms hereof, Tenant's rights under said Lease shall not be disturbed and that if on account of foreclosure or sale pursuant to the terms of any such security instruction the new owner will attorn to the Tenant and complete the Landlord's obligations under this Lease provided the Tenant is not then and does not thereafter default under the terms hereof. Tenant agrees to execute any documents which may be required to effectuate the subordination.

         10. CONDEMNATION. If any time during the term of this Lease the entire property or any such substantial part as may render it unsuitable for its current use is taken for a public or quasi-public use under statute or any right of eminent domain, then in such event, when title vests in the condemning authority, the term of this Lease shall immediately cease and the Lease shall terminate. Tenant shall have no claim against the award made to Landlord for such taking or against Landlord for the value of any unexpected term of this Lease.

         11. HOLD HARMLESS. Tenant agrees to indemnify and save Landlord harmless against any and all claims, demands, damages, cost and expenses, including reasonable attorney's fees for the defense thereof existing from the conduct of the management of the business operated by Tenant to the leased premises or from any breach or default on the part of Tenant of any covenant or provision of this Lease or from any act of Tenant, its employees or agents, and Tenant agrees to defend any such action or proceeding by counsel reasonably satisfactory to Landlord. Landlord shall not be responsible for the carelessness or negligence of other tenants. Landlord agrees to hold Tenant harmless for injury to any person by virtue of any structural or other defect in the building occupied by Tenant.

         12. DEFAULT. If Tenant shall fail to pay the base rent or any additional rent as provided within this Lease or shall fail to perform any of the covenants and agreements required under this Lease, or if Tenant shall vacate or abandon the leased premises prior to the expiration of the term of this Lease or suffer the lease to be taken under any writ of execution, or if a petition to bankruptcy, insolvency or for reorganization is filed by or against Tenant, or if Tenant shall make an assignment for the benefit of creditors, then in any of such events, Landlord may deem Tenant to be in default under this Lease and if such default is not remedied to Landlord's satisfaction within fifteen (15) days after written notice of such default is delivered to Tenant, Landlord may at its option terminate this Lease and all rents then due and which would become due during the remainder of the term, together with such special damages that Landlord may suffer, shall immediately become due and payable. Landlord shall also have the right of re-entry and repossession of the leased premises and may expel Tenant and remove all property therefrom with the right to sell same and apply the proceeds against any amounts due under this Lease. Landlord may at its option without terminating this Lease have full right of entry and may make such reasonable alterations and repairs as may be needed in order to relet the leased premises or any part thereof upon such rental, terms and conditions as it deems advisable, and Tenant shall remain liable to Landlord for any deficiency between the rent reserved hereunder


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

                  for the remainder of the term and the rental, if any, obtained by Landlord in reletting. The failure of Landlord to relet the premises shall not in any way release or reduce Tenant's liability.

         13. ATTORNEY'S FEES. If Tenant defaults in the performance of any of the covenants of this Lease and by reason thereof Landlord employs the services of an attorney to enforce performance by Tenant, to evict Tenant, to collect monies due by Tenant, or to perform any service based upon said default, then the Tenant shall pay a reasonable attorney's fee and all reasonable expenses and costs incurred by Landlord pertaining thereto.

         14. NON-WAIVER. The failure of Landlord or Tenant to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord or Tenant may have, and shall not be deemed a waiver of any subsequent breach or default in the term, conditions and covenants herein contained except as may expressly be waived in writing.

         15. HOLDING OVER. In the event Tenant shall continue to remain in and occupy the premises with the consent of Landlord after the expiration of the term of this Lease, such holding over shall not be deemed in any way to be a renewal or extension of the term of this Lease, but shall constitute a tenancy from month to month only, subject to all the covenants and conditions of this Lease, other than those relating to the term hereof, for which tenancy Tenant agrees to pay Landlord a mutually agreed upon month-by-month rental.

         16. NON-EASEMENT. It is understood and agreed that this Lease does not grant any rights to light and air over property adjoining the land on which the leased premises are situated.

         17.      GENERAL.

                  A. This Agreement shall be governed by and construed according to the laws of the State of South Carolina.

                  B. The captions and titles appearing within this Lease are for reference only and shall not be considered a part of this Lease or in any way to modify, amend or affect the provisions thereof.

                  C. The proper grammatical changes shall be understood and shall apply where necessary to designate the plural rather than the singular and the masculine or feminine gender.

                  D. This Lease may be recorded by either party. The cost of South Carolina Documentary Stamp Taxes due shall be paid by the Tenant.

                  E. This Lease dated October 18, 2001 sets forth all of the covenants, premises, agreements, conditions and understandings between Landlord


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

                           and Tenant, concerning the leased premises. No subsequent alteration or amendment shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

                  F. Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

                  G. The conditions, covenants and agreements contained in this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators and assigns. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been made in accordance with the provisions set out in this Lease.


WITNESS                                      LANDLORD: (T&L A PARTNERSHIP)


/s/                                          By:
-----------------------------------              -------------------------------

                                             Title: General Partner
                                                    ---------------


WITNESS                                      TENANT: (ADVANCED BIOSENSOR)


/s/                                          By: /s/ Ronald G. Moyer
-----------------------------------              -------------------------------

                                             Title: Chief Executive Officer
                                                    -----------------------


























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